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                                                                   Exhibit 10.14

                             FIRST AMENDMENT TO THE

                  MERCHANT PROGRAM MANAGEMENT AGREEMENT BETWEEN

                                 IPAYMENT, INC.

                                       AND

                           IPAYMENT TECHNOLOGIES, INC.

                                       AND

                                  HUMBOLDT BANK

     This First Amendment (the "Amendment") to the Merchant Program Management Agreement between iPayment, Inc. and iPayment Technologies, Inc. and Humboldt Bank dated September 1, 2001 (the "Agreement") is entered into as of this the 21st day of March, 2002.

                                    RECITALS

         WHEREAS, the parties entered into the Agreement in order to govern the relationship of the parties with respect to credit card settlement transactions and sponsorship; and

         WHEREAS, the parties wish to clarify the definition of "Customer," "Merchant," "Merchant Account," and "Merchant Agreement" (as defined in the Agreement); and

         WHEREAS, the parties wish that the remaining terms of the Agreement remain the same.

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Article I, the definition of "Customer" shall be amended in its entirety to read as follows:

                  "CUSTOMER" means an entity which is serviced or solicited by iPayment (or any of iPayment's agents or independent contractors who have entered into a tri-party agreement with iPayment and Bank) to join the Merchant Program, thereby becoming a Merchant.

2. Article I, the definition of "Merchant" shall be amended in its entirety to read as follows:

                  "MERCHANT" means any Customer who enters into a Merchant Agreement with iPayment and Bank, (or with Bank through an agent or independent contractor of iPayment who has entered into a tri-party agreement with iPayment and Bank for the purpose of soliciting merchants for credit card processing, and such Customer's application is submitted to Bank by iPayment) for the purpose of participating in the Merchant Program, or whose contract for Charge Card processing services with another Acquiring Member and iPayment has been assigned to Bank and/or iPayment, as applicable, or whose Transactions are otherwise processed pursuant to this Agreement. It is intended by the parties that "Merchant" also includes any merchant which has (i) been solicited by iPayment or whose paperwork has been submitted to the Bank by iPayment or by any of its agents or independent contractors who have entered into a tri-party agreement with iPayment and Bank for the purpose of soliciting merchants for credit card processing, (ii) executed First Bank of Beverly Hills' Merchant Credit Card Processing Agreement forms, and (iii) been accepted by Humboldt pursuant to that certain Agreement between Bank, First Bank of Beverly Hills and iPayment entered into in August, 2001 entitled CONSENT TO USE AGREEMENT FORMS AND ASSIGNMENT OF RIGHTS.


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3.       Article I, the definition of "Merchant Account" shall be amended in its entirety to read as follows:

                  "MERCHANT ACCOUNT" means the written contractual relationship between a Merchant, on the one hand, and Bank and/or iPayment (including but not limited to, any of iPayment's agents or independent contractors who have entered into a tri-party agreement with iPayment and Bank for the purpose of soliciting merchants for credit card processing) on the other for the acquisition and processing of Transactions.

4. Article I, the definition of "Merchant Agreement" shall be amended in its entirety to read as follows:

                  "MERCHANT AGREEMENT" means the written contractual agreement between the Merchant and Bank and/or iPayment (including but not limited to, any of iPayment's agents or independent contractors who have entered into a tri-party agreement with iPayment and Bank for the purpose of soliciting merchants for credit card processing), pursuant to which iPayment provides processing services and allows the Merchant to participate in the Merchant Program. The Merchant Agreement includes the Merchant Program description, and the Merchant Program Procedures. The initial forms of the Merchant Agreement is shown in Exhibit A (as between Merchant, Bank and iPayment) and in Exhibit B (as between Merchant and Bank), which forms (with respect to prospective Merchant Agreements) is subject to change from time to time per agreement between iPayment and Bank. Merchant Agreements include those between another Acquiring Member and a Merchant for which iPayment has the right to provide Charge Card processing services and which have been assigned to Bank.

5. As hereby amended and supplemented, the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the Effective Date above:

HUMBOLDT BANK                               By:   /s/ Ken Musante
                                                  ______________________________

                                            Its:  SVP
                                                  ______________________________

                                            Date: ______________________________


IPAYMENT, INC.                              By:   /s/ Gregory S. Daily
                                                  ______________________________

                                            Its:  ______________________________

                                            Date: ______________________________


IPAYMENT TECHNOLOGIES, INC.                 By:   /s/ Gregory S. Daily
                                                  ______________________________

                                            Its:  ______________________________

                                            Date: ______________________________